================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 2-31333) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        [X]
                        POST-EFFECTIVE AMENDMENT NO. 45                      [X]
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                AMENDMENT NO. 45                             [X]
                      VANGUARD/WELLESLEY INCOME FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
           on April 25, 1997, pursuant to paragraph (a) of Rule 485.

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 1996 ON FEBRUARY 26, 1997.

================================================================================

                      VANGUARD/WELLESLEY INCOME FUND, INC.

                             CROSS REFERENCE SHEET

                         FORM N-1A
                        ITEM NUMBER                                   LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Not Applicable
    Item 3.   Condensed Financial Information...............   Financial Highlights; Fund Expenses
    Item 4.   General Description of Registrant.............   The Fund's Objective; Who Should
                                                               Invest; Investment Strategies;
                                                               Investment Limitations; Investment
                                                               Policies; Investment Performance;
                                                               General Information
    Item 5.   Management of the Fund........................   The Fund and Vanguard; Investment
                                                               Adviser
    Item 6.   Capital Stock and Other Securities............   Buying Shares; Redeeming Shares; The
                                                               Fund's Share Price; Dividends,
                                                               Capital Gains, and Taxes;
                                                               Distribution Options; General
                                                               Information
    Item 7.   Purchase of Securities Being Offered..........   Buying Shares
    Item 8.   Redemption or Repurchase......................   Redeeming Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

                         FORM N-1A                                     LOCATION IN STATEMENT
                        ITEM NUMBER                                  OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Investment Objective; Investment
                                                               Policies; General Information
   Item 13.   Investment Objective and Policies.............   Investment Objective; Investment
                                                               Policies; Investment Limitations
   Item 14.   Management of the Fund........................   Management of the Fund; Investment
                                                               Advisory Services
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Management of the Fund; General
                                                               Information
   Item 16.   Investment Advisory and Other Services........   Management of the Fund; Investment
                                                               Advisory Services
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   General Information; Financial
                                                               Statements
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares
   Item 20.   Tax Status....................................   Appendix
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Not Applicable
   Item 23.   Financial Statements..........................   Financial Statements

VANGUARD/
WELLESLEY INCOME
FUND

Prospectus
April 25, 1997


----------
This prospectus
contains financial data
for the Fund through
the fiscal year ended
December 31, 1996.


                                                                 [VANGUARD LOGO]

VANGUARD/WELLESLEY INCOME FUND                             An Income Mutual Fund


CONTENTS

Fund Expenses             2

Financial Highlights      3

A Word About Risk         4

The Fund's Objectives     4

Who Should Invest         4

Investment Strategy       5

Investment Policies       9

Investment
Limitations              10

Investment
Performance              10

Share Price              11

Dividends, Capital
Gains, and Taxes         11

The Fund and
Vanguard                 12

Investment Adviser       12

General Information      13

Investing
with Vanguard            15

Services and
Account Features         15

Types of Accounts        16

Distribution Options     17

Buying Shares            17

Redeeming Shares         19

Fund and Account
Updates                  21

Prospectus Postscript    23

Risk Quiz                24

Glossary  Inside Back Cover


INVESTMENT OBJECTIVES AND POLICIES


Vanguard/Wellesley Income Fund, Inc. (the "Fund") is an open-end diversified investment company, or mutual fund.


   The Fund seeks to provide a high and sustainable level of income along with moderate long-term capital growth by investing approximately 60% to 70% of its assets in high-quality, longer-term corporate, U.S. Treasury, government agency, and mortgage-backed bonds. The remaining 30% to 40% of Fund assets are invested in stocks of companies that have a history of above-average dividends or expectations of increasing dividends.

   IT IS IMPORTANT TO NOTE THAT THE FUND'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN BONDS (WHICH ARE SENSITIVE TO CHANGES IN INTEREST RATES) AND STOCKS (WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE), YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

FEES AND EXPENSES

The Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (dated April 25, 1997) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard or by calling our Investor Information Department at 1-800-662-7447.

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategies of Vanguard/Wellesley Income Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.



These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 PORTFOLIO PROFILE                                Vanguard/Wellesley Income Fund


WHO SHOULD INVEST (page 4)

- Investors seeking a balanced mutual fund as part of a diversified investment program.

- Investors seeking current income along with moderate capital growth and willing to invest for the long term--at least five years.

WHO SHOULD NOT INVEST

- Investors seeking a fund that invests exclusively in either stocks or in bonds.

-  Investors unwilling to accept significant fluctuations in share price.

RISKS OF THE FUND (pages 4-9)

The Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is subject to--among other risks--interest rate risk (the chance that bond prices will decline because of rising interest rates) and stock market risk (the chance that stock prices in general will decline, sometimes suddenly and sharply).

DIVIDENDS AND CAPITAL GAINS (page 11)

Dividends are paid in March, June, September, and December. Capital gains, if any, are paid in December.

INVESTMENT ADVISER (page 12)

Wellington Management Company, LLP,
Boston, MA.

INCEPTION DATE: July 1, 1970

NET ASSETS AS OF 12/31/96: $7.01 billion

FUND'S EXPENSE RATIO FOR THE
YEAR ENDED 12/31/96: 0.31%

LOADS, 12B-1 MARKETING FEES: None

SUITABLE FOR IRAs: Yes

MINIMUM INITIAL INVESTMENT: $3,000; $1,000 for IRAs and custodial accounts for minors

NEWSPAPER ABBREVIATION: Wellsl

VANGUARD FUND NUMBER: 027

ACCOUNT FEATURES (page 15)

-  Telephone Redemption

-  Vanguard Direct Deposit Service(sm)

-  Vanguard Automatic Exchange Service(sm)

-  Vanguard Fund Express(R)

-  Vanguard Dividend Express(sm)

AVERAGE ANNUAL TOTAL RETURNS--
PERIODS ENDED DECEMBER 31, 1996

                            1 YEAR   5 YEARS     10 YEARS
                          ---------------------------------
Wellesley Income Fund        9.4%      10.9%       11.1%
Composite Index*             6.8       10.8        11.2

QUARTERLY RETURNS (%) 1987-1996 (intended to show volatility of returns)

                                     [GRAPH]

* The Composite Index is made up of 65% bonds and 35% stocks. See page 10 for details.

In evaluating past performance, remember that it is not indicative of future performance. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns shown are net of expenses for the Fund, but they do not reflect income taxes an investor would have incurred. The Composite Index is a theoretical portfolio, incurring none of the advisory fees, operating expenses, and portfolio transaction costs that are borne by an operating mutual fund. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard/Wellesley Income Fund's expense ratio in fiscal year 1996 was 0.31%, or $3.10 per $1,000 of average net assets. The average balanced mutual fund had expenses in 1996 of 1.32%, or $13.20 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.


FUND EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

   As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None

   The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services, and other activities. The expenses shown in the table are for the fiscal year ended December 31, 1996.

ANNUAL FUND OPERATING EXPENSES

Management and Administrative Expenses:                           0.23%
Investment Advisory Expenses:                                     0.05%
12b-1 Marketing Fees:                                              None
Other Expenses
   Marketing and Distribution Costs:                   0.02%
   Miscellaneous Expenses (e.g., Taxes, Auditing):     0.01%
                                                       ----
Total Other Expenses:                                             0.03%
                                                                  ----
   Total Operating Expenses (Expense Ratio):                      0.31%
                                                                  ====

   The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Fund provides a return of 5% a year and (2) that you redeem your investment at the end of each period.

           1 YEAR     3 YEARS      5 YEARS    10 YEARS
------------------------------------------------------
             $3         $10          $17         $39

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding for each of the last ten years ended December 31, 1996. The financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent Annual Report to shareholders. The Annual Report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the Report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.

                                            YEAR ENDED DECEMBER 31,
                           -------------------------------------------------------------
                             1996       1995       1994       1993       1992       1991
                           -------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $20.44     $17.05     $19.24     $18.16     $18.08     $16.02
                           --------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income       1.17       1.13       1.11       1.14       1.21       1.27
 Net Realized and
 Unrealized Gain (Loss)
 on Investments               .66       3.68      (1.95)      1.48        .29       2.06
                           --------------------------------------------------------------
 TOTAL FROM INVESTMENT
  OPERATIONS                 1.83       4.81       (.84)      2.62       1.50       3.33
-----------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
 Investment Income          (1.16)     (1.14)     (1.11)     (1.14)     (1.21)     (1.27)
 Distributions from
 Realized Capital Gains      (.60)      (.28)      (.24)      (.40)      (.21)        --
                           --------------------------------------------------------------
 TOTAL DISTRIBUTIONS        (1.76)     (1.42)     (1.35)     (1.54)     (1.42)     (1.27)
-----------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD             $20.51     $20.44     $17.05     $19.24     $18.16     $18.08
=========================================================================================
TOTAL RETURN                 9.42%     28.91%     -4.44%     14.65%      8.67%     21.57%
=========================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)         $7,013     $7,181     $5,681     $6,011     $3,178     $1,934
Ratio of Expenses to
 Average Net Assets          0.31%      0.35%      0.34%      0.33%      0.35%      0.40%
Ratio of Net Investment
 Income to Average
 Net Assets                  5.74%      5.96%      6.16%      5.79%      6.50%      7.08%
Portfolio Turnover Rate
 Bonds                         29%        33%        31%        18%        24%        34%
 Stocks                        18%        26%        32%        26%        16%        19%
Average Commission
 Rate Paid                  .0334        N/A        N/A        N/A        N/A        N/A
-----------------------------------------------------------------------------------------

                                   YEAR ENDED DECEMBER 31,
                          ----------------------------------------
                             1990       1989       1988      1987
                          ----------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $16.82     $15.26     $14.57     $16.27
                          ----------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income       1.30       1.32       1.23       1.24
 Net Realized and
 Unrealized Gain (Loss)
 on Investments              (.72)      1.79        .69      (1.52)
                          ----------------------------------------
 TOTAL FROM INVESTMENT
  OPERATIONS                  .58       3.11       1.92       (.28)
------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
 Investment Income          (1.30)     (1.31)     (1.23)     (1.04)
 Distributions from
 Realized Capital Gains      (.08)      (.24)        --       (.38)
                          ----------------------------------------
 TOTAL DISTRIBUTIONS        (1.38)     (1.55)     (1.23)     (1.42)
------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD             $16.02     $16.82     $15.26     $14.57
==================================================================
TOTAL RETURN                 3.76%     20.93%     13.61%    -1.92%
==================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)         $1,022     $  788     $  567     $  495
Ratio of Expenses to
 Average Net Assets          0.45%      0.45%      0.51%      0.49%
Ratio of Net Investment
 Income to Average
 Net Assets                  7.77%      7.68%      8.14%      7.83%
Portfolio Turnover Rate
 Bonds                         13%        11%        19%        48%
 Stocks                        12%        10%        19%        27%
Average Commission
 Rate Paid                    N/A        N/A        N/A        N/A
------------------------------------------------------------------

   From time to time, the Vanguard funds may advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.

                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


The Fund began fiscal 1996 with a net asset value (price) of $20.44 per share. During the year, the Fund earned $1.17 per share from investment income (interest and dividends) and $0.66 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $1.83 per share, $1.76 per share was returned to shareholders in the form of distributions ($1.16 in dividends, $0.60 in capital gains). The earnings ($1.83 per share) less distributions ($1.76 per share) resulted in a share price of $20.51 at the end of the year, an increase of $0.07 per share (from $20.44 at the beginning of the period to $20.51 at the end of the period). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, total return from the Fund was 9.42% for the year.


   As of December 31, 1996, the Fund had $7.01 billion in net assets; an expense ratio of 0.31% ($3.10 per $1,000 of net assets); and net investment income amounting to 5.74% of average net assets. It sold and replaced bonds valued at 29% of its bond holdings and stocks valued at 18% of its stock holdings.

                                PLAIN TALK ABOUT
                                 BALANCED FUNDS

Balanced funds are "middle-of-the-road" investments that seek to provide some combination of income, growth, and conservation of principal by investing in a mix of stocks, bonds, and/or money market instruments. Because stocks and bonds tend to move in different directions, balanced funds are able to use the rewards from one type of investment to help offset the risks from another.

                                PLAIN TALK ABOUT
                             COSTS AND MARKET TIMING

Some investors try to profit from "market timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

A WORD ABOUT RISK


This prospectus describes the risks you will face as an investor in Vanguard/Wellesley Income Fund. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in Vanguard/ Wellesley Income Fund, you should also take into account your personal tolerance for the daily fluctuations of both the bond and stock markets, as well as your need for current income.


   Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, will confront.


THE FUND'S OBJECTIVES

The Fund seeks to provide a high and sustainable level of income along with moderate capital growth. These objectives are not fundamental, which means that they can be changed by the Fund's board of directors without shareholder approval. However, before making any important change in its objectives, the Fund will give shareholders 30-days notice, in writing.


[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISKS DESCRIBED ON THE FOLLOWING PAGES, YOUR INVESTMENT IN THE FUND, AS WITH ANY INVESTMENT IN BONDS AND STOCKS, COULD LOSE MONEY.


WHO SHOULD INVEST

The Fund may be a suitable investment for you if:

-  Your primary investment goal is income.

- You wish to add an income fund to your existing holdings, which could include other stock and bond--as well as money market and tax-exempt--investments.

- You want a simple way to invest in a relatively fixed percentage of bonds and stocks.

- You are looking for moderate growth of capital over the long term--at least five years.

   This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

- The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

-  The Fund reserves the right to stop offering shares at any time.

INVESTMENT STRATEGY

This section explains how Wellesley Income Fund's investment adviser pursues the objectives of income and moderate capital growth. It also explains important risks--interest rate risk, stock market risk, manager risk, credit risk, call risk, and prepayment risk--faced by investors in the Fund. Like the Fund's objectives, the adviser's investment strategies are not fundamental and can be changed by the Fund's board of directors without shareholder approval. However, before making any important change in its strategy, the Fund will give shareholders 30-days notice, in writing.

MARKET EXPOSURE

BONDS

The Fund invests approximately two-thirds of its assets in bonds.

[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE POSSIBILITY THAT BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS DUE TO RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE MODEST FOR SHORTER-TERM BONDS AND HIGH FOR LONGER-TERM BONDS.

   In the past, bond investors have seen the value of their investment rise and fall--sometimes significantly--with changes in interest rates. Between December 1976 and September 1981, for instance, rising interest rates caused the price of long-term bonds to fall by almost 48%.

   Because of the Fund's emphasis on bonds, changes in interest rates will have a significant impact on the Fund's assets. To illustrate how much of an impact, the following table shows the effect of a 2% change (both up and down) in interest rates on three $1,000 bonds, each with a different maturity.

-----------------------------------------------------------------
              HOW INTEREST RATE CHANGES AFFECT BONDS*
-----------------------------------------------------------------
                                        VALUE OF A $1,000 BOND
                                     ----------------------------
                                      AFTER A          AFTER A
MATURITY                             2% INCREASE      2% DECREASE
-----------------------------------------------------------------
Short-Term (2.5 years)                  $956            $1,046
Intermediate-Term (10 years)            $870            $1,156
Long-Term (20 years)                    $816            $1,251
-----------------------------------------------------------------

*Assumes a 7% yield.

                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

When interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid.

                                PLAIN TALK ABOUT
                                 BOND MATURITIES


A bond is issued with a specific maturity date--the date when the bond's issuer must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short term) to 30 years (long term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.

   These figures are for illustration only and should not be regarded as an indication of future returns from the bond market as a whole, or the Fund in particular.

STOCKS

Roughly one-third of Wellesley Income Fund's assets are invested in common stocks.

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various time periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to narrow over the long term.

------------------------------------------------------------------
                      U.S. STOCK MARKET RETURNS (1926-1996)
------------------------------------------------------------------
               1 YEAR       5 YEARS       10 YEARS       20 YEARS
------------------------------------------------------------------
Best            53.9%        23.9%          20.1%         16.9%
Worst          -43.3        -12.5           -0.9           3.1

Average         12.7         10.4           10.8          10.8
------------------------------------------------------------------

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks for all of the 5-year periods was 10.4%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1951 through 1955). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or this Fund in particular.

   The stocks held by Wellesley Income Fund are chosen primarily for their income potential. As a result, the Fund does not hold the same securities held in the S&P 500 Index or any other market index, and the performance of the Fund--or the Fund's stock holdings--will not mirror the returns of any particular index.

   Because bond prices and stock prices often move in different directions, the Fund's stock holdings help to dampen--but not eliminate--some of the bond-price fluctuations caused by changes in interest rates. Likewise, stock market volatility may not be as dramatic for Wellesley Income Fund as it would be for a fund made up entirely of stocks.

SECURITY SELECTION

Wellington Management Company, LLP (WMC), adviser to the Fund, invests approximately 60% to 70% of the Fund's assets in high-quality bonds and approximately 30% to 40% of the Fund's assets in dividend-paying common stocks. While the mix of bonds and stocks will vary from time to time depending on the adviser's view of economic and market conditions, bonds can be expected to represent at least 60% of the Fund's holdings.

   The Fund is run by WMC according to traditional methods of active investment management. Securities are bought and sold according to WMC's judgments about bond issuers and the general level of interest rates, and about companies and their financial prospects. To achieve the Fund's objectives of income and moderate capital growth, the adviser follows specific strategies when selecting bonds and stocks.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT WMC MAY DO A POOR JOB OF SELECTING BONDS AND STOCKS.

                                PLAIN TALK ABOUT
                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; mortgage holders issue "mortgage-backed" bonds such as Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as periodic interest payments.


                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (such as Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) that the bond issuer will default, or fail to meet its payment obligations. Most bond-rating agencies use a descending alphabet scale to rate bonds (for example, Aaa is the highest rating, C among the poorest quality ratings). All things being equal, the lower a bonds's credit rating, the higher the yield the bond seeks to pay (as compensation for the risks an investor must take).

BONDS

WMC selects high-quality bonds that, it believes, will generate a high and sustainable amount of current income. These include intermediate- and long-term corporate, U.S. Treasury, government agency, mortgage-backed, and asset-backed bonds. The average maturity of these bonds as of December 31, 1996, was 17.2 years.

   A breakdown of the Fund's bond holdings (which amounted to 60% of the Fund's total net assets) as of December 31, 1996, follows.

-------------------------------------------------------
                                   PERCENTAGE OF FUND'S
           TYPE OF BOND               BOND COMPONENT
-------------------------------------------------------
           Utilities                        26%
           Industrial                       26
           Banks/Finance                    16
           Treasury/Agency                  13
           Mortgage                         14
           Foreign Issuers                   5
--------------------------------------------------------

   Keep in mind that, because the bond makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

[FLAG] THE FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE POSSIBILITY THAT A BOND ISSUER WILL FAIL TO REPAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

   The bonds WMC purchases for the Fund are primarily investment-grade quality--that is, the bonds are rated at least Baa by Moody's Investors Service Inc., or BBB by Standard & Poor's

Corporation. The average quality of the bonds held by the Fund as of December 31, 1996, was Aa3 by Moody's.

   The U.S. government guarantees the timely payment of interest and principal for its Treasury bonds, but does not guarantee the bonds' prices. In other words, while the Treasury bonds enjoy the highest credit ratings, their prices--like the prices of the other bonds held by the Fund--will fluctuate with changes in interest rates.

   Falling interest rates will affect two other types of bonds held by the Fund--although for different reasons.

[FLAG] THE FUND IS SUBJECT TO CALL RISK, WHICH IS THE POSSIBILITY THAT DURING PERIODS OF FALLING INTEREST RATES, A CORPORATE BOND ISSUER WILL "CALL"--OR REPAY--ITS HIGH-YIELDING BOND BEFORE THE BOND'S MATURITY DATE. FORCED TO INVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, THE FUND WOULD EXPERIENCE A DECLINE IN INCOME.

   To protect the Fund's corporate bond holdings against call risk, WMC purchases bonds that have reasonable protection from being called.

   Bond issuers take advantage of falling interest rates by calling corporate bonds. With mortgage-backed securities, it is the mortgage holder--such as the American homeowner--who benefits from lower rates.

[FLAG] THE FUND IS SUBJECT TO PREPAYMENT RISK, WHICH IS THE POSSIBILITY THAT FALLING INTEREST RATES WILL PROMPT HOMEOWNERS TO REPAY THEIR MORTGAGES EARLIER THAN EXPECTED OR TO REFINANCE AT LOWER RATES. AS WITH CALL RISK, THE FUND IS FORCED TO REPLACE THE PAID-UP BONDS WITH LOWER-YIELDING ISSUES--EXPERIENCING A DECLINE IN INCOME AND SHARE PRICE.

                                PLAIN TALK ABOUT
                                 CALLABLE BONDS

Although bonds are issued with clearly defined maturities, a corporate issuer may be able to redeem, or call, a bond earlier than its maturity date. The bond holder must now replace the called bond with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, when it is less likely to be called. Another way is to buy bonds with call protections--that is, assurances that a bond will not be called for a specific time period, such as ten years.

                                PLAIN TALK ABOUT
                              STOCKS AND DIVIDENDS

Many large and established companies share their profits, in the form of dividends, with their shareholders. Other companies--particularly those that are new or small--reinvest any profits back into the business to help the company grow (and, hopefully, increase its stock's share price). In general, stocks that offer above-average dividends appeal to investors who want some dividend income and the potential for capital growth but are less tolerant of share-price fluctuations, while growth stocks are appropriate for investors who will accept more share-price volatility in hope of a greater increase in share price.

STOCKS

The Fund's stocks are chosen primarily for their dividend-producing capabilities, along with their potential for moderate long-term capital growth. WMC looks for stocks of companies that either offer significant dividends now or expect to increase their dividends in the future.

   The Fund's top ten stock holdings (which amounted to 13% of the Fund's net assets) as of December 31, 1996, follow.

     1. First Union Corp.
     2. Bristol-Myers Squibb Co.
     3. Keycorp
     4. Amoco Corp.
     5. Ford Motor Co.
     6. J.C. Penney Co., Inc.
     7. Royal Dutch Petroleum Co. ADR
     8. Kimberly-Clark Corp.
     9. BankAmerica Corp.
    10. NYNEX Corp.

   Keep in mind that, because the stock makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

PORTFOLIO TURNOVER

Although the Fund generally seeks to invest for the long term, it retains the right to sell stocks and bonds regardless of how long they have been held. The Fund's average turnover rate for the past ten years has been about 26% and it is not expected that the Fund's turnover would exceed 40% in the future. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)


INVESTMENT POLICIES

Besides investing in bonds and stocks, the Fund may follow a number of investment policies to achieve its objectives.

   Up to 20% of the Fund's stock holdings may be invested in foreign common stocks as well as securities that are convertible into foreign stocks. The Fund may also invest in fixed-income securities issued by foreign governments and by companies domiciled outside the United States; however, these securities must be valued in U.S. dollars and meet the Fund's credit quality standards.

   Over the years, the prices of foreign investments and the prices of U.S. investments have often moved in different directions. In addition, international markets operate differently from U.S. markets. For instance, foreign exchanges, brokers, and companies generally have less government supervision and regulation than in the U.S.

   The Fund may also invest in derivatives and may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.

[FLAG] THE FUND RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN BOND AND STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES. THE FUND MAY ALSO INVEST MODESTLY IN LESS RISKY CLASSES OF COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS).

   Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. If it holds futures and options, the Fund will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the contract. Only a limited percentage of the Fund's assets--up to 5% if required for deposit and no more than 20% of total assets--may be committed to such contracts.

                                PLAIN TALK ABOUT
                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for actively managed balanced funds is 92%.

                                PLAIN TALK ABOUT
                                  DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives--some of which can carry considerable risks.

                                PLAIN TALK ABOUT
                                  CASH RESERVES

With mutual funds, holding cash reserves--or "cash"--does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash, such as those described in the Glossary of this prospectus. (Most mutual funds hold at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some funds strive to keep cash levels at a minimum and to always remain fully invested in stocks and/or bonds, other funds allow investment advisers to hold up to 20% of a fund's assets in cash reserves.

                                PLAIN TALK ABOUT
                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.


   The reasons for which the Fund may use futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds and stocks.

-  To make it easier to trade.

- To reduce costs by buying futures instead of actual bonds and stocks when futures are cheaper.

   The Fund will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit.

INVESTMENT LIMITATIONS


To reduce risk, the Fund has adopted limits on some of its investment policies. Specifically, the Fund will not:


-  Invest more than 25% of its total assets in any one industry.

- Borrow money, except for the purpose of meeting shareholder requests to redeem shares--and not more than 10% of the Fund's net assets. With respect to 75% of its assets, the Fund will not:

- Invest more than 5% of its assets in the securities of any single issuer except the U.S. government.

-  Buy more than 10% of the outstanding voting securities of any issuer.

   The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of the Fund's shareholders.

INVESTMENT PERFORMANCE

Although Vanguard/Wellesley Income Fund invests primarily in bonds, it holds a sizable percentage of common stocks, so the Fund's performance is closely tied to both the bond and stock markets. Changes in interest rates are the strongest influence on bond market performance. Stock market performance, on the other hand, has historically been characterized by sharp up-and-down swings in the short term, but by more stable growth over the long term.

   The results shown represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on an unmanaged "composite" index of 65% bonds and 35% stocks. The Lehman Long-Term Corporate AA or Better Bond Index (an index of high-quality intermediate- and long-term corporate bonds) represents the bond portion of the composite index. The S&P/BARRA Value Index (an index of dividend-oriented large-company stocks) makes up 75% of the composite index's stock portion; the S&P's

                          AVERAGE ANNUAL TOTAL RETURNS
                           FOR PERIODS ENDED 12/31/96

                                     [BAR GRAPH]

*The Composite Index is made up of 65% bonds and 35% stocks.

Utilities Index (a measure of large gas and electric utility companies) makes up 12.5%; and the S&P's Telephone Index (a measure of large telephone utility companies) makes up the remaining 12.5%. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.

                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from interest the fund earns from its money market and bond investments as well as dividends it receives from its stock investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.


SHARE PRICE

The Fund's share price, called its net asset value, is calculated each business day after the close of regular trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. Net asset value per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the number of Fund shares outstanding:

                            TOTAL ASSETS   -   LIABILITIES
    NET ASSET VALUE =   -----------------------------------------
                             NUMBER OF SHARES OUTSTANDING

   The daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

   The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations of the Fund's name, but the most common is Wellsl.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each March, June, September, and December, the Fund distributes to shareholders virtually all of its income from interest and dividends. Any capital gains realized from the sale of securities are distributed in December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some time during the year (usually in March). Your distributions of income and capital gains will be automatically invested in more shares of the Fund, unless you elect to receive these distributions in cash. In either case, distributions that are declared in December--even if paid to you in January--are taxed as if they had been paid to you in December. Vanguard will process your dividend distribution and send you a statement each year showing the tax status of all your distributions.

- The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund. Both dividends and capital gains distributions are taxable to you whether received in cash or reinvested in additional shares. Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as byproducts of the ordinary investment activities of the Fund. Consequently, distributions may vary considerably from year to year.

- If you sell or exchange shares of the Fund, any gain or loss you have is a taxable event, which means you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your own tax adviser about the tax consequences of an investment in the Fund.


THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $250 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

   A list of the Fund's directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISER

The Fund employs Wellington Management Company, LLP (WMC), 75 State Street, Boston, MA 02109, as its investment adviser. WMC manages the Fund subject to the control of the officers and directors of the Fund.

                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only mutual mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

   Each quarter, WMC is paid an advisory fee based on the Fund's average month-end net assets during that quarter:

-------------------------------------------------------------------------------
              ASSETS MANAGED                 FEE
-------------------------------------------------------------------------------
              First $1 billion              0.10%
              Next $2 billion               0.05
              Next $7 billion               0.04
              Assets over $10 billion       0.03
-------------------------------------------------------------------------------

   The advisory fee can be increased or decreased based on the difference between the Fund's total return performance and that of an unmanaged "composite index," which is made up of Lehman Long-Term Corporate AA or Better Bond Index (65% of the composite index), the S&P's/BARRA Value Index (approximately 26% of the composite index) and the S&P's Utilities Index (approximately 9% of the composite index). Under the fee schedule, the basic fee may be increased or decreased by as much as 20%. The incentive/penalty fee will not be in full operation until the quarter ending March 31, 1999. Until that date, the incentive/penalty fee will be calculated using certain transition rules that are explained in the Statement of Additional Information.

   For the fiscal year ended December 31, 1996, the investment advisory fee paid to WMC was $3.61 million.

   The agreement authorizes WMC to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and directs WMC to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, WMC may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then WMC is authorized to choose a broker who, in addition to executing the transaction, will provide research services to WMC or the Fund. However, WMC will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct WMC to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

   The board of directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for WMC or as an additional adviser. However, no such change would be made before giving shareholders 30-days notice, in writing.

GENERAL INFORMATION


Vanguard/Wellesley Income Fund is a corporation organized under the laws of the state of Maryland. Shareholders of the Fund have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be

                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

Wellington Management Company, LLP, an investment advisory firm founded in 1933, currently manages more than $140 billion in stock and bond portfolios, including 14 Vanguard Funds. The managers responsible for overseeing Vanguard/Wellesley Income Fund are:

   EARL E. MCEVOY, Senior Vice President of WMC; 25 years investment experience, 19 years with WMC (including 13 years with Wellesley Income Fund); B.A. from Dartmouth College, M.B.A. from Columbia Business School.

   JOHN R. RYAN, CFA, Senior Vice President and Managing Partner of WMC; 16 years with WMC (including 11 years with Wellesley Income Fund); B.S. from Lehigh University, M.B.A. from the University of Virginia.

responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as the election of directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled (for example, to vote on the removal of a director) if the holders of at least 10% of the Fund's shares request a meeting in writing.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

  Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

  The following sections of the prospectus briefly explain the many services we offer you as a Vanguard/Wellesley Income Fund shareholder. Booklets providing detailed information are available on the services marked with a [BOOK GRAPHIC]. Please call us to request copies.

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

TELEPHONE REDEMPTIONS              Automatically set up for this Fund unless you notify us
(SALES AND EXCHANGES)              otherwise.

VANGUARD DIRECT DEPOSIT            Automatic method for depositing your paycheck or U.S. gov-
SERVICE                            ernment payment (including Social Security and government
[BOOK GRAPHIC]                     pension checks) into your account.

VANGUARD AUTOMATIC EXCHANGE        Automatic method for moving a fixed amount of money from
SERVICE                            one Vanguard fund account to another.*
[BOOK GRAPHIC]

VANGUARD FUND EXPRESS              Electronic method for buying or selling shares. You can trans-
[BOOK GRAPHIC]                     fer money between your Vanguard fund account and an ac-
                                   count at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.*

VANGUARD DIVIDEND EXPRESS          Electronic method for transferring dividends and/or capital
[BOOK GRAPHIC]                     gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account or to another Vanguard fund account.

VANGUARD BROKERAGE SERVICES        A cost-effective way to trade stocks, bonds, and options on
(VBS)                              major exchanges, the Nasdaq Stock Market, and other
[BOOK GRAPHIC]                     domestic over-the-counter markets at reduced rates, and to buy and sell shares of non-Vanguard mutual funds. Call VBS
                                   (1-800-992-8327) for additional information and the
                                   appropriate forms.

*Can be used to "dollar-cost average" [BOOK GRAPHIC] or to contribute to an IRA or other retirement plan.

 INVESTOR INFORMATION   1-800-662-7447   []   CLIENT SERVICES   1-800-662-2739
                       []   TELE-ACCOUNT   1-800-662-6273


TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY

Vanguard's account registration form can be used to establish a variety of non-retirement accounts.

FOR ONE OR MORE PEOPLE             To open an account in the name of one (individual) or more
                                   (joint tenants) people. $3,000 minimum initial investment.

FOR A MINOR CHILD                  To open an account as an UGMA/UTMA (Uniform Gifts/
[BOOK GRAPHIC]                     Transfers to Minors Act). Age of majority and other require-
                                   ments are set by state law. $1,000 minimum initial investment.

FOR HOLDING TRUST ASSETS           To invest assets held in an existing trust. $3,000
[BOOK GRAPHIC]                     minimum initial investment.

FOR THIRD-PARTY TRUSTEE            To open an account as a retirement trust or plan based on an
RETIREMENT INVESTMENTS             existing corporate or institutional plan. These accounts are
(Vanguard is not the custodian     established by the custodian or trustee of the existing plan.
or trustee.)

FOR AN ORGANIZATION                To open an account as a corporation, partnership, or other entity. These accounts may require a corporate resolution or other documents to name the individuals authorized to act.
                                   $3,000 minimum initial investment.

RETIREMENT

You establish these accounts with a Vanguard adoption agreement -- not a Vanguard account registration form. To request the appropriate adoption agreement and forms, or to ask questions about investing for retirement, call Investor Information.

FOR AN INDIVIDUAL RETIREMENT       To open a retirement account in the name of an individual.
ACCOUNT (IRA)                      IRAs can be established with a contribution, a direct roll-
(Vanguard Fiduciary Trust          over from an employer's plan, such as a 401(k), or an asset
Company is the custodian.)         transfer or rollover from another financial institution, such as a bank or mutual fund company. $1,000 minimum initial investment.

FOR A SIMPLIFIED EMPLOYEE          To open a retirement account in the name of an employee.
PENSION PLAN ACCOUNT (SEP-IRA)     SEPs allow employers to make deductible contributions
(Vanguard Fiduciary Trust          directly to IRAs established by their employees. A SEP can
Company is the custodian.)         be established by people who are self-employed, small-busi-
                                   ness owners, partnerships, or corporations.

FOR A SAVINGS INCENTIVE MATCH      To open a retirement account in the name of an employee.
PLAN FOR EMPLOYEES ACCOUNT         Created as part of the Small Business Job Protection Act of
(SIMPLE-IRA)                       1996, SIMPLEs replace SAR-SEPs. SIMPLEs are exclu-
(Vanguard Fiduciary Trust          sively for employers that had 100 or fewer employees in the
Company is the custodian.)         most recent calendar year and that do not maintain another employer-sponsored retirement plan. A SIMPLE can be es-
                                   tablished by people who are self-employed, small business
                                   owners, partnerships, or corporations. Salary reduction con-
                                   tributions may be made by the employee, with matching or
                                   non-matching contributions from the employer.

FOR A QUALIFIED RETIREMENT         To open a retirement account that allows small-business owners
PROGRAM ACCOUNT                    or people who are self-employed to make tax-deductible
(Vanguard Fiduciary Trust          retirement contributions for themselves and their
Company can be the custodian.)     employees into Profit-Sharing and Money Purchase Pension
                                   (Keogh) plans.

FOR A 403(b)(7) CUSTODIAL ACCOUNT  To open a retirement account that allows employees of tax-
(Vanguard Fiduciary Trust          exempt institutions (for example, schools or hospitals) to make
Company is the custodian.)         pre-tax retirement contributions.

DISTRIBUTION OPTIONS

You can receive distributions of dividends and/or capital gains in a number of ways:

REINVESTMENT                       Dividends and capital gains are automatically reinvested in additional shares of the Fund, unless you request a different distribution method.

DIVIDENDS IN CASH                  Dividends are paid by check and mailed to your account's
                                   address of record, and capital gains are reinvested in ad-
                                   ditional shares of the Fund.

DIVIDENDS AND CAPITAL GAINS        Both dividends and capital gains are paid by check and mailed
IN CASH                            to your account's address of record.

To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, or to another Vanguard fund account, see Vanguard Dividend Express under "Services and Account Features."

BUYING SHARES

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request, provided we receive your request before 4 p.m. Eastern time (the close of trading on the New York Stock Exchange). The Fund is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.


INVESTOR INFORMATION 1-800-662-7447 - CLIENT SERVICES 1-800-662-2739
- TELE-ACCOUNT 1-800-662-6273

INVESTOR INFORMATION 1-800-662-7447 - CLIENT SERVICES 1-800-662-2739
- TELE-ACCOUNT 1-800-662-6273

BUYING SHARES (continued)

                                        OPEN A NEW ACCOUNT                           ADD TO AN EXISTING ACCOUNT

MINIMUM INVESTMENT                      $3,000 (regular account); $1,000             $100 by mail or exchange; $1,000 by wire.
                                        (IRAs and custodial accounts for minors).
BY MAIL
[ENVELOPE]                              Complete and sign the application form.      Mail your check with an Invest-By-Mail
FIRST-CLASS mail to:                                                                 form detached from your confirmation
The Vanguard Group                                                                   statement to the address listed on the form.
P.O. Box 2600
Valley Forge, PA 19482                  Make your check payable to:                  Make your check payable to:
                                        The Vanguard Group - 27                      The Vanguard Group - 27
EXPRESS or REGISTERED mail to:
The Vanguard Group                      All purchases must be made in                All purchases must be made in U.S. dollars,
455 Devon Park Drive                    U.S. dollars, and checks must be             and checks must be drawn on U.S. banks.
Wayne, PA 19087                         drawn on U.S. banks.

IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

BY TELEPHONE                            Call Vanguard Tele-Account* 24 hours         Call Vanguard Tele-Account* 24 hours a
[TELEPHONE RECEIVER]                    a day -- or Client Services during           day -- or Client Services during business
1-800-662-6273                          business hours -- to exchange from           hours -- to exchange from another
Vanguard Tele-Account(R)                another Vanguard fund account with the       Vanguard fund account with the same
1-800-662-2739                          same registration (name, address,            registration (name, address, taxpayer
Client Services                         taxpayer I.D., and account type).            I.D., and account type).

                                                                                     Use Vanguard Fund Express (see "Services
                                                                                     and Account Features") to transfer
                                                                                     assets from your bank account. Call Client
                                                                                     Services before your first use to
                                                                                     verify that this option is in place.

                                        *You must obtain a Personal
                                        Identification Number through
                                        Tele-Account at least seven days before
                                        you request your first exchange.

IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

BY WIRE                                 Call Client Services to arrange              Call Client Services to arrange
[WIRE]                                  your wire transaction.                       your wire transaction.
Wire to:
CoreStates Bank, N.A.                   Wire transactions are not                    Wire transactions are not available
ABA 031000011                           available for retirement accounts.           for retirement accounts.
CoreStates No 01019897
[Temporary Account Number]
Vanguard/Wellesley Income Fund
[Account Registration]
Attention: Vanguard

                                        OPEN A NEW ACCOUNT                           ADD TO AN EXISTING ACCOUNT

AUTOMATICALLY                                                                        Vanguard offers a variety of ways
[GRAPHIC OF ARROWS IN A CIRCLE]                                                      that you can add to your account
                                                                                     automatically. See "Services and
                                                                                     Account Features."

You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

NOTE: If you buy Fund shares through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge you a service fee.

  It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Fund shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Fund's operation or performance.

REDEEMING SHARES

IMPORTANT TAX NOTE: Any sale or exchange of shares in a non-retirement account could result in a taxable gain or a loss.

The ability to redeem (that is, sell or exchange) Fund shares by telephone is automatically established for your account unless you tell us in writing that you do not want this option.

  To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

-  Fund name.
-  10-digit account number.
-  Name and address exactly as registered on that account.
- Social Security or employer identification number as registered on that account.

  If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

  If we follow reasonable security procedures, neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Fund's next-determined net asset value after Vanguard receives all required documents in good order.

INVESTOR INFORMATION 1-800-662-7447 - CLIENT SERVICES 1-800-662-2739
- TELE-ACCOUNT 1-800-662-6273

 INVESTOR INFORMATION   1-800-662-7447   -   CLIENT SERVICES   1-800-662-2739
                        -   TELE-ACCOUNT   1-800-662-6273


REDEEMING SHARES (continued)

     Good order means that the request includes:

  -  Fund name and account number.
  -  Amount of the transaction (in dollars or shares).
  -  Signatures of all owners exactly as registered on the account.
  -  Signature guarantees (if required).
  -  Any supporting legal documentation that may be required.
  -  Any certificates you are holding for the account.

  Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed at the next business day's net asset value.

  The Fund reserves the right to close any non-retirement or UGMA/UTMA account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee if your non-retirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.

Some written requests require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.

HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

  Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

  Because excessive exchanges can potentially disrupt the management of the Fund and increase transaction costs, Vanguard limits exchange activity to two substantive exchange REDEMPTIONS (at least 30 days apart) from the Fund during any 12-month period. "Substantive" means either a dollar amount large enough to have a negative impact on the Fund or a series of movements between Vanguard funds.

  Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

SELLING OR EXCHANGING SHARES           ACCOUNT TYPE
BY TELEPHONE                           ALL TYPES EXCEPT RETIREMENT:
[TELEPHONE]
                                       Call Vanguard Tele-Account* 24 hours a day -- or Client
1-800-662-6273                         Services during business hours -- to sell or exchange
Vanguard Tele-Account                  shares. You can exchange shares from this Fund to open an
                                       account in another Vanguard fund or to add to an existing
1-800-662-2739                         Vanguard fund account with an identical registration.
Client Services
                                       RETIREMENT:
                                       You can exchange -- but not sell -- shares by calling
                                       Tele-Account or Client Services.

                                       *You must obtain a Personal Identification Number through
                                       Tele-Account at least seven days before you request your
                                       first redemption.

SELLING OR EXCHANGING SHARES            ACCOUNT TYPE
BY MAIL                                 ALL TYPES EXCEPT RETIREMENT:
[ENVELOPE]                              Send a letter of instruction signed by all
FIRST-CLASS mail to:                    registered account holders. Include
The Vanguard Group                      the fund name and account number and (if
Vanguard/Wellesley Income Fund          you are selling) a dollar amount or number
P.O. Box 1120                           of shares OR (if you are exchanging) the name
Valley Forge, PA 19482                  of the fund you want to exchange into and a
                                        dollar amount or number of shares.

EXPRESS or REGISTERED mail to:          RETIREMENT:
The Vanguard Group
Vanguard/Wellesley Income Fund          For information on how to request distributions from . . .
455 Devon Park Drive                    - IRAs, call Client Services.
Wayne, PA 19087                         - SEP-IRAs, SIMPLE-IRAs, 403(b)(7) custodial accounts, and

                                          Profit-Sharing and Money Purchase Pension (Keogh) Plans,
                                          call Individual Retirement Services at 1-800-662-2003.

                                        Depending on your account registration type, additional
                                        documentation may be required.

AUTOMATICALLY                           ALL TYPES EXCEPT RETIREMENT:
[GRAPHIC OF ARROWS IN A CIRCLE]         Vanguard offers several ways to sell or exchange shares
                                        automatically (see "Services and Account Features"). Call
                                        Investor Information for the appropriate booklet and
                                        application if you did not elect this feature when you
                                        opened your account.

  It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to delay your redemption proceeds -- up to seven days -- if the amount will disrupt the Fund's operation or performance.

                         A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.

FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Vanguard/Wellesley Income Fund account throughout the year as well as when you are preparing your income tax returns.

  In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, as well as a listing of its holdings and other financial statements.

CONFIRMATION STATEMENT                  Sent each time you buy, sell, or
                                        exchange shares; confirms the trade date
                                        and the amount of your transaction.

PORTFOLIO SUMMARY                       Mailed quarterly; shows the market value
                                        of your account at the close of the
                                        statement period, as well as
                                        distributions, purchases, sales, and
                                        exchanges for the current calendar year.

FUND FINANCIAL REPORTS                  Mailed in February and August for this
                                        Fund.

TAX STATEMENTS                          Generally mailed in January; report
                                        previous year's dividend distributions,
                                        proceeds from the sale of Fund shares,
                                        and distributions from IRAs or other
                                        retirement accounts.

AVERAGE COST STATEMENT                  Issued quarterly for taxable accounts
[BOOK GRAPHIC]                          (accompanies your Portfolio Summary);
                                        shows the average cost of shares that
                                        you redeemed during the calendar year
                                        using the average cost single category
                                        method.

AUTOMATED TELEPHONE ACCESS

VANGUARD TELE-ACCOUNT                   Toll-free access to Vanguard fund and
1-800-662-6273 Any time,                account information -- as well as some
seven days a week, from                 transactions -- through any
anywhere in the continental             Touch-Tone(TM) telephone. Tele-Account
United States and Canada.               provides total return, share price,
[BOOK GRAPHIC]                          price change, and yield quotations for
                                        all Vanguard funds; gives your account
                                        balances and history (e.g., last
                                        transaction, latest dividend
                                        distribution); and allows you to sell or
                                        exchange fund shares.

COMPUTER ACCESS

VANGUARD ON THE                        Use your personal computer to visit
WORLD WIDE WEB                         Vanguard's education-oriented website,
http://www.vanguard.com                which provides timely news and
                                       information about Vanguard funds and
                                       services; an on-line "university" that
                                       offers a variety of mutual fund classes;
                                       and easy-to-use, interactive tools to
                                       help you create your own investment and
                                       retirement strategies.

VANGUARD ONLINE-                       Use your personal computer to learn more
KEYWORD: VANGUARD                      about Vanguard funds and services; keep
                                       in touch with your Vanguard accounts;
                                       map out a long-term investment strategy;
                                       and ask questions, make suggestions, and
                                       send messages to Vanguard. Vanguard
                                       Online is offered through America
                                       Online(R) (AOL). To establish an AOL
                                       account, call 1-800-238-6336.

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Vanguard/Wellesley Income Fund, including its investment objective, risks, strategies, and expenses, as well as services available to you as a shareholder.

  It is important that you understand these facts so that you can decide whether an investment in this Fund is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN . . .

  [ ] The Fund's objectives? (page 4)

  [ ] The Fund's investment strategy? (page 5)

  [ ] Who should invest in the Fund? (page 4)

  [ ] The risks associated with the Fund? (pages 4 - 9)

  [ ] Whether the Fund is federally insured?
      (inside front cover)

  [ ] The Fund's expenses? (page 2)

  [ ] The background of the Fund's investment managers?
      (page 13)

  [ ] How to open an account? (page 16)

  [ ] How to sell or exchange shares? (page 19)

  [ ] How often you'll receive statements and financial reports?
      (page 21)


                                PLAIN TALK ABOUT

                             KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether Vanguard/ Wellesley Fund is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

                                 ABOUT THE QUIZ

Knowing your risk tolerance is important when you are making an investment decision. To give you a general idea of your comfort level with investing, circle the response that most closely matches your personal situation. Keep in mind, though, that there is no "foolproof" way to accurately gauge your risk tolerance. Scoring for the quiz is below.

                               A SIMPLE RISK QUIZ

A. I HAVE BEEN INVESTING IN STOCK AND BOND MUTUAL FUNDS (OR IN INDIVIDUAL STOCKS OR BONDS) FOR . . .
   1.  Less than a year
   2.  1 - 2 years
   3.  3 - 4 years
   4.  5 - 9 years
   5.  10 years or more

B. WHEN IT COMES TO INVESTING IN STOCK OR BOND MUTUAL FUNDS (OR INDIVIDUAL STOCKS OR BONDS), I WOULD SAY I'M . . .
   1.  A very inexperienced investor
   2.  A somewhat inexperienced investor
   3.  A somewhat experienced investor
   4.  An experienced investor
   5.  A very experienced investor

C. I AM COMFORTABLE WITH INVESTMENTS THAT MAY LOSE MONEY FROM TIME TO TIME IF THEY OFFER THE POTENTIAL FOR HIGHER RETURNS.
   1.  I strongly disagree
   2.  I disagree
   3.  I somewhat agree
   4.  I agree
   5.  I strongly agree

D. I WILL KEEP AN INVESTMENT EVEN IF IT LOSES 10% OF ITS VALUE OVER THE COURSE OF A YEAR.
   1.  I strongly disagree
   2.  I disagree
   3.  I somewhat agree
   4.  I agree
   5.  I strongly agree

E. IN ADDITION TO MY LONG-TERM INVESTMENTS, I HAVE EMERGENCY SAVINGS EQUAL TO ____ MONTHS OF MY TAKE-HOME PAY.
   1.  Zero
   2.  One
   3.  Two
   4.  Three
   5.  Four or more

F. I FIND IT EASY TO PAY MY MONTHLY BILLS FROM MY CURRENT PAY.
   1.  I strongly disagree
   2.  I disagree
   3.  I somewhat agree
   4.  I agree
   5.  I strongly agree

G. OVERALL, MY PERSONAL FINANCIAL SITUATION IS SECURE.
   1.  I strongly disagree
   2.  I disagree
   3.  I somewhat agree
   4.  I agree
   5.  I strongly agree


                              HOW TO SCORE THE QUIZ

Use the number of your answer as the number of points scored. For instance, if you chose answer #3 to a question, that's worth three points. Add up your points and check below for the type of investor you are. (Note: If you chose answer #1 or #2 to Question C, subtract five points from your total score.)

- If you scored between 0 and 25 points, you are considered a conservative investor.

- If you scored between 26 and 32 points, you are considered a moderate investor.

- If you scored between 33 and 35 points, you are considered an aggressive investor.

GLOSSARY OF INVESTMENT TERMS

BALANCED FUND

A mutual fund that seeks to provide some combination of income, capital growth, and conservation of principal by investing in stocks, bonds, and/or money market instruments.

BOND

A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. The issuer usually agrees to pay back the loan -- through regular interest payments -- by a specific date.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, bank CDs, repurchase agreements, and U.S. Treasury bills.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREDIT QUALITY

A measure of a bond issuer's ability to repay interest and principal in a timely manner.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by the fund's investments.

DURATION

A measure of the sensitivity of bond prices -- and the share prices of bond funds -- to interest rate changes. For example, if a bond has a duration of two years, its price would fall about 2% when interest rates rose one percentage point; conversely, the bond's price would rise about 2% if interest rates fell one percentage point.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

INVESTMENT GRADE

Bonds whose credit quality is considered to be among the highest by independent bond-rating agencies.

MATURITY

The date that a bond issuer agrees to repay the bond's principal to the bond's buyer.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRINCIPAL

The amount of your own money you put into an investment.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in price of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's current price.

                                                              [VANGUARD LOGO]
                                                           Post Office Box 2600
                                                          Valley Forge, PA 19482


INVESTOR INFORMATION
DEPARTMENT
1-800-662-7447 (SHIP)
TEXT TELEPHONE:
1-800-952-3335
For information on our funds,
fund services, and retirement accounts; requests for literature

CLIENT SERVICES DEPARTMENT
1-800-662-2739 (CREW)
TEXT TELEPHONE:
1-800-662-2738
For information on your
account, account transactions,
account statements

VANGUARD BROKERAGE
SERVICES
1-800-992-8327
For information on trading
stocks, bonds, and options
at reduced commissions

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273 (ON-BOARD)
For 24-hour automated access
to price and yield, information
on your account, certain
transactions


ELECTRONIC ACCESS TO THE
VANGUARD MUTUAL FUND
EDUCATION AND INFORMATION
CENTER
World Wide Web
http://www.vanguard.com

E-mail
online@vanguard.com


                                                     (C) 1997 Vanguard Marketing
                                                     Corporation, Distributor

VANGUARD/WELLESLEY INCOME FUND

Institutional Prospectus
April 25, 1997

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 1996.

                                   [GRAPHIC OF SHIP]

                                                       [VANGUARD LOGO]

VANGUARD/WELLESLEY INCOME FUND
An Income Mutual Fund

CONTENTS

Fund Expenses                 2

Financial Highlights          3

A Word About Risk             4

The Fund's Objectives         4

Who Should Invest             4

Investment Strategy           5

Investment Policies           9

Investment
Limitations                  10

Investment
Performance                  10

Share Price                  11

Dividends, Capital
Gains, and Taxes             11

The Fund and
Vanguard                     12

Investment Adviser           12

General Information          13

Investing
with Vanguard

-  For Plan Participants     15

-  For Other
   Institutional Investors   15

Accessing Fund
Information
by Computer                  16

Glossary                     Inside Back Cover

INVESTMENT OBJECTIVES AND POLICIES


Vanguard/Wellesley Income Fund, Inc. (the "Fund") is an open-end diversified investment company, or mutual fund.


   The Fund seeks to provide a high and sustainable level of income along with moderate long-term capital growth by investing approximately 60% to 70% of its assets in high-quality, longer-term corporate, U.S. Treasury, government agency, and mortgage-backed bonds. The remaining 30% to 40% of Fund assets are invested in stocks of companies that have a history of above-average dividends or expectations of increasing dividends.

   IT IS IMPORTANT TO NOTE THAT THE FUND'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN BONDS (WHICH ARE SENSITIVE TO CHANGES IN INTEREST RATES) AND STOCKS (WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE), YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

FEES AND EXPENSES

The Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

IMPORTANT NOTE

This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.

ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (dated April 25, 1997) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover).

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategies of Vanguard/Wellesley Income Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for your needs. We suggest that you keep it for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PORTFOLIO PROFILE                                Vanguard/Wellesley Income Fund


WHO SHOULD INVEST (Page 4)

- Investors seeking a balanced mutual fund as part of a diversified investment program.

- Investors seeking income along with moderate capital growth and willing to invest for the long term--at least five years.

WHO SHOULD NOT INVEST

- Investors seeking a fund that invests exclusively in either stocks or in bonds.

- Investors unwilling to accept significant fluctuations in share price.

RISKS OF THE FUND (Pages 4-9)

The Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is subject to--among other risks--interest rate risk (the chance that bond prices will decline because of rising interest rates) and stock market risk (the chance that stock prices in general will decline, sometimes suddenly and sharply).

DIVIDENDS AND CAPITAL GAINS (Page 11)

Dividends are paid in March, June, September, and December. Capital gains, if any, are paid in December. In participant accounts, all distributions are automatically reinvested.

INVESTMENT ADVISER (Page 12)

Wellington Management Company, LLP,
Boston, MA.

INCEPTION DATE: July 1, 1970

NET ASSETS AS OF 12/31/96: $7.01 billion

FUND'S EXPENSE RATIO FOR THE
YEAR ENDED 12/31/96: 0.31%

NEWSPAPER ABBREVIATION: Wellsl

VANGUARD FUND NUMBER: 027

AVERAGE ANNUAL TOTAL RETURNS--
PERIODS ENDED DECEMBER 31, 1996

                              1 YEAR       5 YEARS    10 YEARS
                             ---------------------------------
Wellesley Income Fund           9.4%       10.9%       11.1%
Composite Index*                6.8        10.8        11.2


QUARTERLY RETURNS (%) 1987-1996 (intended to show volatility of returns)

                                    [GRAPH]

* The Composite Index is made up of 65% bonds and 35% stocks. See page 11 for details.

In evaluating past performance, remember that it is not indicative of future performance. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns shown are net of expenses for the Fund, but they do not reflect income taxes an investor would have incurred. The Composite Index is a theoretical portfolio, incurring none of the advisory fees, operating expenses, and portfolio transaction costs that are borne by an operating mutual fund. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.


                                PLAIN TALK ABOUT

                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard/Wellesley Income Fund's expense ratio in fiscal year 1996 was 0.31%, or $3.10 per $1,000 of average net assets. The average balanced mutual fund had expenses in 1996 of 1.32%, or $13.20 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

FUND EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases:                                      None
Sales Load Imposed on Reinvested Dividends:                           None
Redemption Fees:                                                      None
Exchange Fees:                                                        None


    The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services, and other activities. The expenses shown in the table are for the fiscal year ended December 31, 1996.

ANNUAL FUND OPERATING EXPENSES

Management and Administrative Expenses:                                         0.23%
Investment Advisory Expenses:                                                   0.05%
12b-1 Marketing Fees:                                                           None
Other Expenses
    Marketing and Distribution Costs:                                 0.02%
    Miscellaneous Expenses (e.g., Taxes, Auditing):                   0.01%
                                                                      ----
Total Other Expenses:                                                           0.03%
                                                                                ----
    TOTAL OPERATING EXPENSES (EXPENSE RATIO):                                   0.31%
                                                                                ====


    The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Fund provides a return of 5% a year and (2) that you redeem your investment at the end of each period.


               1 YEAR          3 YEARS          5 YEARS         10 YEARS
               ---------------------------------------------------------
                 $3              $10              $17              $39


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding for each of the last ten years ended December 31, 1996. The financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent Annual Report to shareholders. The Annual Report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the Report sent to you without charge by writing to Vanguard (see back cover).


                                                  YEAR ENDED DECEMBER 31,
                          --------------------------------------------------------------------------------------------------------
                            1996      1995       1994       1993       1992       1991       1990       1989      1988       1987
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period       $20.44    $17.05     $19.24     $18.16     $18.08     $16.02     $16.82     $15.26    $14.57     $16.27
                          --------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income       1.17      1.13       1.11       1.14       1.21       1.27       1.30       1.32      1.23       1.24
 Net Realized and
 Unrealized Gain (Loss)
 on Investments               .66      3.68      (1.95)      1.48        .29       2.06       (.72)      1.79       .69      (1.52)
                          --------------------------------------------------------------------------------------------------------
 Total from Investment
  Operations                 1.83      4.81       (.84)      2.62       1.50       3.33        .58       3.11      1.92       (.28)
----------------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net
 Investment Income          (1.16)    (1.14)     (1.11)     (1.14)     (1.21)     (1.27)     (1.30)     (1.31)    (1.23)     (1.04)
 Distributions from
 Realized Capital Gains      (.60)     (.28)      (.24)      (.40)      (.21)        --       (.08)      (.24)       --       (.38)
                          --------------------------------------------------------------------------------------------------------
 Total Distributions        (1.76)    (1.42)     (1.35)     (1.54)     (1.42)     (1.27)     (1.38)     (1.55)    (1.23)     (1.42)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 End of Period             $20.51    $20.44     $17.05     $19.24     $18.16     $18.08      $16.02    $16.82    $15.26     $14.57
==================================================================================================================================
Total Return                 9.42%    28.91%     -4.44%     14.65%      8.67%     21.57%       3.76%    20.93%    13.61%     -1.92%
==================================================================================================================================
Ratios/Supplemental Data
Net Assets, End of
 Period (Millions)         $7,013    $7,181     $5,681     $6,011     $3,178     $1,934      $1,022      $788      $567       $495
Ratio of Expenses to
 Average Net Assets          0.31%     0.35%      0.34%      0.33%      0.35%      0.40%       0.45%     0.45%     0.51%      0.49%
Ratio of Net Investment
 Income to Average
 Net Assets                  5.74%     5.96%      6.16%      5.79%      6.50%      7.08%       7.77%     7.68%     8.14%      7.83%
Portfolio Turnover Rate
 Bonds                         29%       33%        31%        18%        24%        34%         13%       11%       19%        48%
 Stocks                        18%       26%        32%        26%        16%        19%         12%       10%       19%        27%
Average Commission
 Rate Paid                  .0334       N/A        N/A        N/A        N/A        N/A         N/A        N/A      N/A        N/A
----------------------------------------------------------------------------------------------------------------------------------

    From time to time, the Vanguard funds may advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.


                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


The Fund began fiscal 1996 with a net asset value (price) of $20.44 per share. During the year, the Fund earned $1.17 per share from investment income (interest and dividends) and $0.66 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $1.83 per share, $1.76 per share was returned to shareholders in the form of distributions ($1.16 in dividends, $0.60 in capital gains). The earnings ($1.83 per share) less distributions ($1.76 per share) resulted in a share price of $20.51 at the end of the year, an increase of $0.07 per share (from $20.44 at the beginning of the period to $20.51 at the end of the period). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, total return from the Fund was 9.42% for the year.


   As of December 31, 1996, the Fund had $7.01 billion in net assets; an expense ratio of 0.31% ($3.10 per $1,000 of net assets); and net investment income amounting to 5.74% of average net assets. It sold and replaced bonds valued at 29% of its bond holdings and stocks valued at 18% of its stock holdings.

                                PLAIN TALK ABOUT

                                 BALANCED FUNDS

Balanced funds are "middle-of-the-road" investments that seek to provide some combination of income, growth, and conservation of principal by investing in a mix of stocks, bonds, and/or money market instruments. Because stocks and bonds tend to move in different directions, balanced funds are able to use the rewards from one type of investment to help offset the risks from another.

                                PLAIN TALK ABOUT

                             COSTS AND MARKET TIMING

Some investors try to profit from "market timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, closely monitoring daily transactions.


A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in Vanguard/Wellesley Income Fund. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in Wellesley Income Fund, you should also take into account your personal tolerance for the daily fluctuations of both the bond and stock markets, as well as your need for current income.

   Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, will confront.


THE FUND'S OBJECTIVES

The Fund seeks to provide a high and sustainable level of income along with moderate capital growth. These objectives are not fundamental, which means that they can be changed by the Fund's board of directors without shareholder approval. However, before making any important change in its objectives, the Fund will give shareholders 30-days notice, in writing.


[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISKS DESCRIBED ON THE FOLLOWING PAGES, YOUR INVESTMENT IN THE FUND, AS WITH ANY INVESTMENT IN BONDS AND STOCKS, COULD LOSE MONEY.



WHO SHOULD INVEST

The Fund may be a suitable investment for you if:

-  Your primary investment goal is income.

- You wish to add an income fund to your existing holdings, which could include other stock and bond--as well as money market and tax-exempt--investments. You want a simple way to invest in a relatively fixed percentage of bonds and stocks.

- You are looking for moderate growth of capital over the long term--at least five years.

    This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

- The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Fund. If you own shares of the Fund as an investment option in an employer-sponsored retirement or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.

-  The Fund reserves the right to stop offering shares at any time.


INVESTMENT STRATEGY

This section explains how Wellesley Income Fund's investment adviser pursues the objectives of income and moderate capital growth. It also explains important risks--interest rate risk, stock market risk, manager risk, credit risk, call risk, and prepayment risk--faced by investors in the Fund. Like the Fund's objectives, the adviser's investment strategies are not fundamental and can be changed by the Fund's board of directors without shareholder approval. However, before making any important change in its strategy, the Fund will give shareholders 30-days notice, in writing.

MARKET EXPOSURE

BONDS

The Fund invests approximately two-thirds of its assets in bonds.

[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE POSSIBILITY THAT BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS DUE TO RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE MODEST FOR SHORTER-TERM BONDS AND HIGH FOR LONGER-TERM BONDS.

    In the past, bond investors have seen the value of their investment rise and fall--sometimes significantly--with changes in interest rates. Between December 1976 and September 1981, for instance, rising interest rates caused the price of long-term bonds to fall by almost 48%.

    Because of the Fund's emphasis on bonds, changes in interest rates will have a significant impact on the Fund's assets. To illustrate how much of an impact, the following table shows the effect of a 2% change (both up and down) in interest rates on three $1,000 bonds, each with a different maturity.


                                PLAIN TALK ABOUT

                            BONDS AND INTEREST RATES

When interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid.

                                PLAIN TALK ABOUT

                                 BOND MATURITIES


A bond is issued with a specific maturity date--the date when the bond's issuer must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short term) to 30 years (long term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.



---------------------------------------------------------------------------
                    HOW INTEREST RATE CHANGES AFFECT BONDS*
---------------------------------------------------------------------------
                                               VALUE OF A $1,000 BOND
                                         ----------------------------------
                                          AFTER A                AFTER A
MATURITY                                 2% INCREASE            2% DECREASE
---------------------------------------------------------------------------
Short-Term (2.5 years)                       $956                   $1,046
Intermediate-Term (10 years)                 $870                   $1,156
Long-Term (20 years)                         $816                   $1,251
---------------------------------------------------------------------------

*Assumes a 7% yield.

    These figures are for illustration only and should not be regarded as an indication of future returns from the bond market as a whole, or the Fund in particular.

STOCKS

Roughly one-third of Wellesley Income Fund's assets are invested in common stocks.

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

    To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various time periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to narrow over the long term.

---------------------------------------------------------------------------------------
                                    U.S. STOCK MARKET RETURNS (1926-1996)
---------------------------------------------------------------------------------------
                     1 YEAR             5 YEARS            10 YEARS            20 YEARS
---------------------------------------------------------------------------------------
Best                  53.9%              23.9%              20.1%               16.9%
Worst                -43.3              -12.5               -0.9                 3.1

Average               12.7               10.4               10.8                10.8
---------------------------------------------------------------------------------------


    The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks for all of the 5-year periods was 10.4%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1951 through 1955). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or this Fund in particular.

    The stocks held by Wellesley Income Fund are chosen primarily for their income potential. As a result, the Fund does not hold the same securities held in the S&P 500 Index or any other market index, and the performance of the Fund--or the Fund's stock holdings--will not mirror the returns of any particular index.

    Because bond prices and stock prices often move in different directions, the Fund's stock holdings help to dampen--but not eliminate--some of the bond-price fluctuations caused by changes in interest rates. Likewise, stock market volatility may not be as dramatic for Wellesley Income Fund as it would be for a fund made up entirely of stocks.

SECURITY SELECTION

Wellington Management Company, LLP (WMC), adviser to the Fund, invests approximately 60% to 70% of the Fund's assets in high-quality bonds and approximately 30% to 40% of the Fund's assets in dividend-paying common stocks. While the mix of bonds and stocks will vary from time to time depending on the adviser's view of economic and market conditions, bonds can be expected to represent at least 60% of the Fund's holdings.

    The Fund is run by WMC according to traditional methods of active investment management. Securities are bought and sold according to WMC's judgments about bond issuers and the general level of interest rates, and about companies and their financial prospects. To achieve the Fund's objectives of income and moderate capital growth, the adviser follows specific strategies when selecting bonds and stocks.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT WMC MAY DO A POOR JOB OF SELECTING BONDS AND STOCKS.

BONDS

WMC selects high-quality bonds that, it believes, will generate a high and sustainable amount of current income. These include intermediate- and long-term corporate, U.S. Treasury, government agency, mortgage-backed, and asset-backed bonds. The average maturity of these bonds as of December 31, 1996, was 17.2 years.

    A breakdown of the Fund's bond holdings (which amounted to 60% of the Fund's total net assets) as of December 31, 1996, follows.

------------------------------------------------------------------------
                                                    PERCENTAGE OF FUND'S
               TYPE OF BOND                            BOND COMPONENT
------------------------------------------------------------------------
               Utilities                                     26%
               Industrial                                    26
               Banks/Finance                                 16
               Treasury/Agency                               13
               Mortgage                                      14
               Foreign Issuers                                5
-------------------------------------------------------------------------

                                PLAIN TALK ABOUT

                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; mortgage holders issue "mortgage-backed" bonds such as Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as periodic interest payments.


                                PLAIN TALK ABOUT

                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (such as Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) that the bond issuer will default, or fail to meet its payment obligations. Most bond-rating agencies use a descending alphabet scale to rate bonds (for example, Aaa is the highest rating, C among the poorest quality ratings). All things being equal, the lower a bonds's credit rating, the higher the yield the bond seeks to pay (as compensation for the risks an investor must take).

                                PLAIN TALK ABOUT

                                 CALLABLE BONDS

Although bonds are issued with clearly defined maturities, a corporate issuer may be able to redeem, or call, a bond earlier than its maturity date. The bond holder must now replace the called bond with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, when it is less likely to be called. Another way is to buy bonds with call protections -- that is, assurances that a bond will not be called for a specific time period, such as ten years.


                                PLAIN TALK ABOUT

                              STOCKS AND DIVIDENDS

Many large and established companies share their profits, in the form of dividends, with their shareholders. Other companies -- particularly those that are new or small -- reinvest any profits back into the business to help the company grow (and, hopefully, increase its stock's share price). In general, stocks that offer above-average dividends appeal to investors who want some dividend income and the potential for capital growth but are less tolerant of share-price fluctuations, while growth stocks are appropriate for investors who will accept more share-price volatility in hope of a greater increase in share price.

     Keep in mind that, because the bond makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

[FLAG] THE FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE POSSIBILITY THAT A BOND
       ISSUER WILL FAIL TO REPAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     The bonds WMC purchases for the Fund are primarily investment-grade quality -- that is, the bonds are rated at least Baa by Moody's Investors Service Inc., or BBB by Standard & Poor's Corporation. The average quality of the bonds held by the Fund as of December 31, 1996, was Aa3 by Moody's.

     The U.S. government guarantees the timely payment of interest and principal for its Treasury bonds, but does not guarantee the bonds' prices. In other words, while the Treasury bonds enjoy the highest credit ratings, their prices -- like the prices of the other bonds held by the Fund -- will fluctuate with changes in interest rates.

     Falling interest rates will affect two other types of bonds held by the Fund -- although for different reasons.

[FLAG] THE FUND IS SUBJECT TO CALL RISK, WHICH IS THE POSSIBILITY THAT DURING
       PERIODS OF FALLING INTEREST RATES, A CORPORATE BOND ISSUER WILL "CALL" -- OR REPAY -- ITS HIGH-YIELDING BOND BEFORE THE BOND'S MATURITY DATE. FORCED TO INVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, THE FUND WOULD EXPERIENCE A DECLINE IN INCOME.

     To protect the Fund's corporate bond holdings against call risk, WMC purchases bonds that have reasonable protection from being called.

     Bond issuers take advantage of falling interest rates by calling corporate bonds. With mortgage-backed securities, it is the mortgage holder -- such as the American homeowner -- who benefits from lower rates.

[FLAG] THE FUND IS SUBJECT TO PREPAYMENT RISK, WHICH IS THE POSSIBILITY THAT
       FALLING INTEREST RATES WILL PROMPT HOMEOWNERS TO REPAY THEIR MORTGAGES EARLIER THAN EXPECTED OR TO REFINANCE AT LOWER RATES. AS WITH CALL RISK, THE FUND IS FORCED TO REPLACE THE PAID-UP BONDS WITH LOWER-YIELDING ISSUES -- EXPERIENCING A DECLINE IN INCOME AND SHARE PRICE.


STOCKS

The Fund's stocks are chosen primarily for their dividend-producing capabilities, along with their potential for moderate long-term capital growth. WMC looks for stocks of companies that either offer significant dividends now or expect to increase their dividends in the future.

     The Fund's top ten stock holdings (which amounted to 13% of the Fund's net assets) as of December 31, 1996, follow.

          1.  First Union Corp.
          2.  Bristol-Myers Squibb Co.
          3.  Keycorp
          4.  Amoco Corp.
          5.  Ford Motor Co.
          6.  J.C. Penney Co., Inc.
          7.  Royal Dutch Petroleum Co. ADR
          8.  Kimberly-Clark Corp.
          9.  BankAmerica Corp.
         10.  NYNEX Corp.

     Keep in mind that, because the stock makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.


PORTFOLIO TURNOVER

Although the Fund generally seeks to invest for the long term, it retains the right to sell stocks and bonds regardless of how long they have been held. The Fund's average turnover rate for the past ten years has been about 26% and it is not expected that the Fund's turnover would exceed 40% in the future. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)


INVESTMENT POLICIES

Besides investing in bonds and stocks, the Fund may follow a number of investment policies to achieve its objectives.

     Up to 20% of the Fund's stock holdings may be invested in foreign common stocks as well as securities that are convertible into foreign stocks. The Fund may also invest in fixed-income securities issued by foreign governments and by companies domiciled outside the United States; however, these securities must be valued in U.S. dollars and meet the Fund's credit quality standards.

     Over the years, the prices of foreign investments and the prices of U.S. investments have often moved in different directions. In addition, international markets operate differently from U.S. markets. For instance, foreign exchanges, brokers, and companies generally have less government supervision and regulation than in the U.S.

     The Fund may also invest in derivatives and may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.

[FLAG] THE FUND RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN BOND AND
       STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES. THE FUND MAY ALSO INVEST MODESTLY IN LESS RISKY CLASSES OF COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS).

     Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a


                                PLAIN TALK ABOUT

                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. The average turnover rate for actively managed balanced funds is 92%.


                                PLAIN TALK ABOUT

                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives -- some of which can carry considerable risks.

                                PLAIN TALK ABOUT

                                  CASH RESERVES

With mutual funds, holding cash reserves -- or "cash" -- does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash, such as those described in the Glossary of this prospectus. (Most mutual funds hold at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some funds strive to keep cash levels at a minimum and to always remain fully invested in stocks and/or bonds, other funds allow investment advisers to hold up to 20% of a fund's assets in cash reserves.


                                PLAIN TALK ABOUT

                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.



futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. If it holds futures and options, the Fund will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the contract. Only a limited percentage of the Fund's assets -- up to 5% if required for deposit and no more than 20% of total assets -- may be committed to such contracts.

     The reasons for which the Fund may use futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds and stocks.

-    To make it easier to trade.

- To reduce costs by buying futures instead of actual bonds and stocks when futures are cheaper.

     The Fund will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit.


INVESTMENT LIMITATIONS


To reduce risk, the Fund has adopted limits on some of its investment policies. Specifically, the Fund will not:


-    Invest more than 25% of its total assets in any one industry.

- Borrow money, except for the purpose of meeting shareholder requests to redeem shares -- and not more than 10% of the Fund's net assets.

     With respect to 75% of its assets, the Fund will not:

- Invest more than 5% of its assets in the securities of any single issuer except the U.S. government.

-    Buy more than 10% of the outstanding voting securities of any issuer.

     The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of the Fund's shareholders.


INVESTMENT PERFORMANCE

Although Vanguard/Wellesley Income Fund invests primarily in bonds, it holds a sizable percentage of common stocks, so the Fund's performance is closely tied to both the bond and stock markets. Changes in interest rates are the strongest influence on bond market performance. Stock market performance, on the other hand, has historically been characterized by sharp up-and-down swings in the short term, but by more stable growth over the long term.

     The results shown represent the Fund's "average annual total return" performance, which assumes that any distributions of

                          AVERAGE ANNUAL TOTAL RETURNS
                           FOR PERIODS ENDED 12/31/96

                                     [GRAPH]

*The Composite Index is made up of 65% bonds and 35% stocks.


capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on an unmanaged "composite" index of 65% bonds and 35% stocks. The Lehman Long-Term Corporate AA or Better Bond Index (an index of high-quality intermediate- and long-term corporate bonds) represents the bond portion of the composite index. The S&P/BARRA Value Index (an index of dividend-oriented large-company stocks) makes up 75% of the composite index's stock portion; the S&P's Utilities Index (a measure of large gas and electric utility companies) makes up 12.5%; and the S&P's Telephone Index (a measure of large telephone utility companies) makes up the remaining 12.5%. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.


SHARE PRICE

The Fund's share price, called its net asset value, is calculated each business day after the close of regular trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. Net asset value per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the number of Fund shares outstanding:

                                 TOTAL ASSETS   -   LIABILITIES
     NET ASSET VALUE =  ------------------------------------------------
                                  NUMBER OF SHARES OUTSTANDING

     The daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations of the Fund's name, but the most common is Wellsl.



DIVIDENDS, CAPITAL GAINS, AND TAXES

Each March, June, September, and December, the Fund distributes to shareholders virtually all of its income from interest and



                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from interest the fund earns from its money market and bond investments as well as dividends it receives from its stock investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only mutual mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.


dividends. Any capital gains realized from the sale of securities are distributed in December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some time during the year (usually in March).


     If you own shares of the Fund as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your own tax adviser about the tax consequences of an investment in the Fund and of any plan withdrawals.



     If your Vanguard/Wellesley Fund investment is not part of an employer-sponsored plan, you can receive distributions of income in cash or in more shares of the Fund. Both dividend and capital gains distributions -- whether received in cash or reinvested in additional shares -- are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Fund. You should consult your own tax adviser about other tax consequences of an investment in the Fund.



THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $250 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

     A list of the Fund's directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.


INVESTMENT ADVISER

The Fund employs Wellington Management Company, LLP (WMC), 75 State Street, Boston, MA 02109, as its investment adviser. WMC manages the Fund subject to the control of the officers and directors of the Fund.

     Each quarter, WMC is paid an advisory fee based on the Fund's average month-end net assets during that quarter:

                     ASSETS MANAGED                   FEE
                    ---------------------------------------
                     First $1 billion                 0.10%
                     Next $2 billion                  0.05
                     Next $7 billion                  0.04
                     Assets over $10 billion          0.03

     The advisory fee can be increased or decreased based on the difference between the Fund's total return performance and that of an unmanaged "composite index," which is made up of Lehman Long-Term Corporate AA or Better Bond Index (65% of the composite index), the S&P's/BARRA Value Index (approximately 26% of the composite index) and the S&P's Utilities Index (approximately 9% of the composite index). Under the fee schedule, the basic fee may be increased or decreased by as much as 20%. The incentive/penalty fee will not be in full operation until the quarter ending March 31, 1999. Until that date, the incentive/penalty fee will be calculated using certain transition rules that are explained in the Statement of Additional Information.

     For the fiscal year ended December 31, 1996, the investment advisory fee paid to WMC was $3.61 million.


     The agreement authorizes WMC to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and directs WMC to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, WMC may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then WMC is authorized to choose a broker who, in addition to executing the transaction, will provide research services to WMC or the Fund. However, WMC will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct WMC to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.


     The board of directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for WMC or as an additional adviser. However, no such change would be made before giving shareholders 30-days notice, in writing.


GENERAL INFORMATION


Vanguard/Wellesley Income Fund, Inc. is a corporation organized under the laws of the state of Maryland. Shareholders of the Fund have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be

                                PLAIN TALK ABOUT

                               THE FUND'S ADVISER

Wellington Management Company, LLP, an investment advisory firm founded in 1933, currently manages more than $140 billion in stock and bond portfolios, including 14 Vanguard Funds. The managers responsible for overseeing Vanguard/Wellesley Income Fund are:

     EARL E. MCEVOY, Senior Vice President of WMC; 25 years investment experience, 19 years with WMC (including 13 years with Wellesley Income Fund); B.A. from Dartmouth College, M.B.A. from Columbia Business School.

     JOHN R. RYAN, CFA, Senior Vice President and Managing Partner of WMC; 16 years with WMC (including 11 years with Wellesley Income Fund); B.S. from Lehigh University, M.B.A. from the University of Virginia.

voted on by shareholders (such as the election of directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled (for example, to vote on the removal of a director) if the holders of at least 10% of the Fund's shares request a meeting in writing.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS

Vanguard/Wellesley Income Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including the Fund's investment objectives, strategies, or risks, contact Vanguard's Participant Services Department, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.


INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.


EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. However, because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard reserves the right to refuse any exchange request. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

     Before making an exchange, you should consider the following:

- Before you exchange to another Vanguard fund available in your plan, you should read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.


FOR OTHER INSTITUTIONAL INVESTORS

If you have questions about Vanguard/Wellesley Income Fund, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

     If you have questions about an existing account, contact your Vanguard account administrator.


TRANSACTIONS

Purchases, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold will be the Fund's next-determined net asset value after Vanguard has processed your request, provided your request has been received before 4 p.m. Eastern time.

     Vanguard must consider the interests of all Fund shareholders and so reserves the right to . . .

- Delay or reject any purchase or exchange request that may disrupt the Fund's operation or performance.

- Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

-    Take up to seven days to deliver your redemption proceeds.

- Pay redemption proceeds -- in whole or in part -- through a distribution in kind of readily marketable securities.


ACCESSING FUND INFORMATION BY COMPUTER

   VANGUARD ON THE            Use your personal computer to visit Vanguard's
   WORLD WIDE WEB             education-oriented website, which provides timely
   http://www.vanguard.com    news and information about Vanguard funds and
                              services; an on-line "university" that offers a
                              variety of mutual fund classes; and easy-to-use,
                              interactive tools to help you create your own
                              investment and retirement strategies.

   VANGUARD ONLINE(SM)        Use your personal computer to learn more about
   KEYWORD: Vanguard          Vanguard funds and services; map out a long-term
                              investment strategy; and ask questions, make
                              suggestions, and send messages to Vanguard.
                              Vanguard Online is offered through America
                              Online(R) (AOL). To establish an AOL account, call
                              1-800-238-6336.

GLOSSARY OF INVESTMENT TERMS

BALANCED FUND

A mutual fund that seeks to provide some combination of income, capital growth, and conservation of principal by investing in stocks, bonds, and/or money market instruments.

BOND

A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. The issuer usually agrees to pay back the loan--through regular interest payments--by a specific date.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, bank CDs, repurchase agreements, and U.S. Treasury bills.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREDIT QUALITY

A measure of a bond issuer's ability to repay interest and principal in a timely manner.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by the fund's investments.

DURATION

A measure of the sensitivity of bond prices--and the share prices of bond funds--to interest rate changes. For example, if a bond has a duration of two years, its price would fall about 2% when interest rates rose one percentage point; conversely, the bond's price would rise about 2% if interest rates fell one percentage point.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

INVESTMENT GRADE

Bonds whose credit quality is considered to be among the highest by independent bond-rating agencies.

MATURITY

The date that a bond issuer agrees to repay the bond's principal to the bond's buyer.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRINCIPAL

The amount of your own money you put into an investment.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in price of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's current price.

                                                  [THE VANGUARD GROUP LOGO]
                                                   Institutional Division
                                                   Post Office Box 2900
                                                   Valley Forge, PA 19482



For Participants in                  For Other Institutional Investors      Electronic Access to the
Employer-Sponsored Plans             1-800-523-1036                         Vanguard Mutual Fund
                                     For information on Vanguard            Education and Information
Participant Services Department      funds and services                     Center
1-800-523-1188                                                              World Wide Web
Text Telephone:                                                             http://www.vanguard.com
1-800-523-8004
For information on the                                                      E-mail
Vanguard funds in your plan,                                                online@vanguard.com
Monday through Friday
8:30 a.m. to 7 p.m.,
Eastern time

                                     PART B

                      VANGUARD/WELLESLEY INCOME FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 25, 1997

     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated April 25, 1997). To obtain the Prospectus please call:

                        INVESTOR INFORMATION DEPARTMENT
                                 1-800-662-7447

                               TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
Investment Objective and Policies.........................................................     1
Investment Limitations....................................................................     5
Purchase of Shares........................................................................     7
Redemption of Shares......................................................................     7
Yield and Total Return....................................................................     7
The Vanguard Group........................................................................     8
Investment Advisory Services..............................................................    12
Portfolio Transactions....................................................................    14
Performance Measures......................................................................    15
Appendix-Description and Ratings of Securities............................................    17
Financial Statements......................................................................    18

                       INVESTMENT OBJECTIVE AND POLICIES

     PORTFOLIO TURNOVER While the rate of portfolio turnover is not a limiting factor when management deems changes appropriate, it is anticipated that the Fund's annual common stock portfolio turnover rate will not normally exceed 40%. The Fund's bond and common stock portfolio turnover rate for each of its last ten fiscal years is set forth under "Financial Highlights," in the Fund's Prospectus.

     REPURCHASE AGREEMENTS The Fund may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Directors will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above. See "Illiquid Securities" on page 3.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     MORTGAGE-BACKED SECURITIES The Fund may invest in mortgage-backed securities. Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities may be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

     Collateralized Mortgage Obligations ("CMOs") are debt obligations or multi-class pass-through certificates issues by agencies or instrumentalities of the U.S. Government, or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes, with principal and interest allocated to each class in a variety of ways. Each class of a CMO or "tranche" is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. The Fund will invest modestly in those CMO classes which feature a high degree of cash flow predictability and moderate vulnerability to prepayment risk, and that carry high-quality investment grade credit ratings.

     LENDING OF SECURITIES The Fund may lend its securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e. the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's directors. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

     FOREIGN INVESTMENTS As indicated in the Prospectus, the Fund may invest up to 15% of its equity assets in foreign common stocks and securities convertible into foreign stocks. The Fund may also invest in U.S.

dollar denominated debt securities issued by foreign governments, their agencies and instrumentalities, supranational entities and companies located outside the U.S. without limit. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Among these risks are the following:

     Country Risk As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodian arrangement for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments.

     Currency Risk Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     ILLIQUID SECURITIES Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books. An illiquid security includes repurchase agreements which have a maturity of longer than seven days, securities which are illiquid by virtue of the absence of a readily available market, and demand instruments with a demand notice exceeding seven days. Illiquid securities may include securities that are not registered under the Securities Act of 1933 (the "1933 Act"); however, unregistered securities that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act will not be considered illiquid so long as it is determined by the Fund's advisor that an adequate trading market exists for the security.


     FUTURES CONTRACTS AND OPTIONS The Fund may enter into futures contracts, options, and options on futures contracts for the purpose of simulating full investment and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.


     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.


     RISK FACTORS IN FUTURES TRANSACTIONS Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.


     The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the Adviser will incorrectly predict market trends. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the investment adviser will incorrectly predict stock market and interest rate trends.


     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS The Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. Any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the distributions.

                             INVESTMENT LIMITATIONS

     The following restrictions and fundamental policies cannot be changed without approval of the holders of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act of 1940). The Fund may not under any circumstances:

      1) Invest for the purpose of controlling management of any company;

      2) With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

      3) Invest in securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by the Fund's shareholders or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund;

      4) Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;

      5) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including the Fund's investment in The Vanguard Group, Inc.);

      6) Borrow money, except that the Fund may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional investments;

      7) Invest in commodities except that the Fund may invest in stock futures contracts or stock options to the extent that not more than 5% of the Fund's assets are required as deposit to secure obligations under futures contracts and not more than 20% of the Fund's assets are invested in futures contracts and options at any time or purchase or sell real estate, although the Fund may purchase and sell securities of companies which deal in real estate, or interests therein;

      8) Purchase securities on margin or sell any securities short except as specified above in investment limitation No. 7;

      9) Pledge, mortgage or hypothecate any of its assets to an extent greater than 5% of the value of its total assets;


     10) Purchase or retain securities of an issuer is an Officer or Director of such issuer is an Officer or Director of the Fund or its investment adviser and one or more of such Officers or Directors of the Fund or its investment adviser owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities;


     11) Make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements) which are either publicly distributed or customarily purchased by institutional investors, and
         (ii) as provided under "Lending of Securities"; and

     12) Invest more than 25% of the value of its total assets in any one industry. Utility companies will be divided according to their services; for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

     Although not fundamental policies subject to shareholder vote, as long as the Fund's shares are registered for sale in certain states, it may not invest in put, calls, straddle or spread options (except as specified above in investment limitation No. 7) or in interests in oil, gas or other mineral exploration or development programs.

     If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in the value of assets will not constitute a violation of such restriction.

     The above-mentioned investment limitations are considered at the time investment securities are purchased. Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Fund and other investment companies. See "Management of the Fund."

                               PURCHASE OF SHARES


     The Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase or exchange purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.


                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Fund's Share Price" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

     SIGNATURE GUARANTEES To protect your account, the Fund and Vanguard from fraud, signature guarantees are required for certain redemptions. Signatures guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or to an address other than the address of record; and (2) share transfer requests.

     The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             YIELD AND TOTAL RETURN

     The yield of the Fund for the 30-day period ended December 31, 1996 was +5.77%.

     The average annual total return of the Fund for the one-, five- and ten-year periods ended December 31, 1996 was +9.42%, +10.93% and +11.06%, respectively. Total return is computed by finding the average compounded rates of return over the one-, five- and ten-year periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.

                               THE VANGUARD GROUP

DIRECTORS AND OFFICERS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. The following is a list of Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Fund's Directors and Officers is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman, and Director*
     Chairman, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group; Director of The Mead Corporation, General Accident Insurance and Chris-Craft Industries, Inc.

JOHN J. BRENNAN, President, Chief Executive Officer & Director*
     President, Chief Executive Officer and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Director

     Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Director of Sun Company, Inc. and Westinghouse Electric Corporation.


BARBARA BARNES HAUPTFUHRER, Director
     Director of The Great Atlantic and Pacific Tea Company, ALCO Standard Corp., Raytheon Company, Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Company and Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, Director
     President Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc. and National Steel Corporation.

BURTON G. MALKIEL, Director
     Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co. and Southern New England Communications Company.

ALFRED M. RANKIN, JR., Director

     Chairman, President and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company and The Standard Products Company.

JOHN C. SAWHILL, Director
     President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co., and President, New York University; Director of Pacific Gas and Electric Company, Proctor & Gamble Company and NACCO Industries.

JAMES O. WELCH, JR., Director

     Retired Chairman of Nabisco Brands, Inc., retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corporation.


J. LAWRENCE WILSON, Director
     Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, Secretary*
     Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer*
     Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*
     Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
---------------

* Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.

     Vanguard/Wellesley Income Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.


     The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.


     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At December 31, 1996, the Fund had contributed capital of $641,000 to Vanguard, representing 3.2% of Vanguard's capitalization. The Fund's Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and
(b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitalization.


     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended December 31, 1996, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $15,368,000.

     DISTRIBUTION Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for the shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The directors and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.


     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended December 31, 1996, the Fund paid approximately $1,383,000 of the Group's distribution and marketing expenses.

     INVESTMENT ADVISORY SERVICES Vanguard provides Vanguard Money Market Reserves, Vanguard Treasury Fund, Vanguard Admiral Funds, Vanguard Municipal Bond Fund, the several Portfolios of Vanguard Fixed Income Securities Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard Institutional Index Fund, Vanguard Bond Index Fund, the Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Balanced Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the REIT Portfolio of Vanguard Specialized Portfolios, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts, with investment advisory services. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.



     REMUNERATION OF DIRECTORS AND OFFICERS The Fund pays each Director, who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits.



     The following information is furnished with respect to the Directors and Officers of the Fund for whom the Fund's proportionate share of remuneration exceeded $60,000 for the fiscal year ended December 31, 1996, and for all Directors and Officers as a group:


                         NAMES AND CAPACITIES IN WHICH                                  DIRECT
                           REMUNERATION WAS RECEIVED                                REMUNERATION(1)
--------------------------------------------------------------------------------    ---------------
John C. Bogle, Chairman.........................................................       $ 109,699
John J. Brennan, President and Chief Executive Officer..........................       $  67,395
All Directors and Officers as a Group...........................................       $ 213,568

(1) Includes, in the aggregate, $25,000 of fees and expenses paid by the Fund to its "non-interested" Directors, and the Fund's proportionate share of remuneration paid by Vanguard to all officers of the Fund, as a group.


     Directors who are not Officers are paid an annual fee based on the number of years of service on the Board upon retirement. The fee is equal to $1,000 for each year of service (up to fifteen years) and each investment company member of the Vanguard Group contributes a proportionate amount to this fee based on its relative net assets. Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each eligible Officer's annual compensation plus 5.7% of that part of an eligible Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its thrift plan, all eligible Officers are permitted to make pre-tax contributions in an amount up to 4% of total compensation, subject to federal tax limitations, which are matched by Vanguard on a 100% basis. The Fund's proportionate share of retirement contributions made by Vanguard under its Retirement and Thrift Plans on behalf of all eligible Officers of the Fund, as a group, during the 1996 fiscal year was approximately $4,800.

     The following table provides detailed information with respect to the amounts paid or accrued for the Directors and Officers of the Fund for the fiscal year ended December 31, 1996.

                         VANGUARD/WELLESLEY INCOME FUND

                               COMPENSATION TABLE

                                AGGREGATE       PENSION OR RETIREMENT        ESTIMATED          TOTAL COMPENSATION
                               COMPENSATION      BENEFITS ACCRUED AS      ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
    NAMES OF DIRECTORS          FROM FUND       PART OF FUND EXPENSES     UPON RETIREMENT      PAID TO DIRECTORS(2)
---------------------------    ------------     ---------------------     ---------------     -----------------------
John C. Bogle(1)                       --                  --                      --                      --
John J. Brennan(1)                     --                  --                      --                      --
Barbara Barnes Hauptfuhrer       $  2,458               $ 382                 $15,000                 $65,000
Robert E. Cawthorn               $  2,458               $ 318                 $13,000                 $65,000
Bruce K. MacLaury                $  2,660               $ 373                 $12,000                 $60,000
Burton G. Malkiel                $  2,458               $ 254                 $15,000                 $65,000
Alfred M. Rankin, Jr.            $  2,458               $ 201                 $15,000                 $65,000
John C. Sawhill                  $  2,458               $ 238                 $15,000                 $65,000
James O. Welch, Jr.              $  2,458               $ 294                 $15,000                 $65,000
J. Lawrence Wilson               $  2,458               $ 212                 $15,000                 $65,000

(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their services as Director.

(2) The amounts reported in this column reflect the total compensation paid to each Director for his or her services as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).


                          INVESTMENT ADVISORY SERVICES


     The Fund employs Wellington Management Company, LLP (the "Adviser") under an investment advisory agreement dated April 1, 1996 to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the Fund's investment program. The Adviser discharges its responsibilities subject to the control of the Officers and Directors of the Fund. The Adviser is a Massachusetts limited liability partnership whose managing partners are Robert W. Doran, Duncan M. McFarland and John R. Ryan.


     The Fund pays the Adviser an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

                                         NET ASSETS                       RATE
                    ----------------------------------------------------  ----
                    First $1 billion....................................  .100%
                    Next $2 billion.....................................  .050%
                    Next $7 billion.....................................  .040%
                    Over $10 billion....................................  .030%

     Effective with the quarter ending March 31, 1997, the basic advisory fee may be increased or decreased by applying an adjustment formula based on the investment performance of the Fund relative to the investment performance of a "composite index." This composite index is comprised of the Lehman Long-Term Corporate AA or Better Bond Index (65%) and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

     The following table sets forth the incentive/penalty adjustment to the basic advisory fee payable by the Fund to WMC under the new advisory agreement:

                         CUMULATIVE 36-MONTH PERFORMANCE      PERFORMANCE FEE
                             VERSUS THE COMPOSITE INDEX          ADJUSTMENT
                    -----------------------------------------------------------
                    Less than -3%                             -0.20 X Basic Fee*
                    Between -1.5% and -3%                     -0.10 X Basic Fee
                    Between -1.5% and 1.5%                        0 X Basic Fee
                    Between +1.5% and +3%                     +0.10 X Basic Fee
                    More than +3%                             +0.20 X Basic Fee


* For purposes of this calculation, the Basic Fee is calculated by applying the quarterly rate based on the Annual Basic Fee Rate using average assets over the same time period for which the performance is measured.


     Until the quarter ending March 31, 1999, the performance adjustment for the Adviser will be calculated according to the following transition rules:

          (a) January 1, 1997 through March 31, 1999. Beginning with the quarter ending March 31, 1997, and until the quarter ending March 31, 1999, the Performance adjustment will be computed based upon a comparison of the investment performance of the Fund and that of the Composite Index over the number of months that have elapsed between April 1, 1996 and the end of the quarter for which the fee is computed, and will be applied to the average monthly assets over the same period. The number of percentage points by which the investment performance of the Fund must exceed the investment record of the Composite Index shall increase proportionately from .5 and 1, respectively, for the twelve months ending March 31, 1997, to 1.5 and 3, for the thirty-six months ending March 31, 1999.

          (b) On and After March 31, 1999. For the quarter ending March 31, 1999 and thereafter, the period used to calculate the incentive/penalty adjustment shall be the 36 months preceding the end of the quarter for which the fee is being computed and the number of percentage points used shall be 1.5 and 3. Upon request, the Fund will provide the Adviser access to the documents substantiating the calculation of the performance adjustment.

          The investment performance of the Fund for such period, expressed as a percentage of the net asset value per share of the Fund at the beginning of such period, shall be the sum of: (i) the change in the net asset value per share of the Fund during such period; (ii) the value of the cash distributions per share of the Fund accumulated to the end of such period; and (iii) the value of capital gains taxes per share paid or payable by the Fund on undistributed realized long-term capital gains accumulated to the end of such period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

          The "investment record" of the Stock Index for the period, expressed as a percentage of the Stock Index level at the beginning of the period, shall be the sum of (i) the change in the level of the Stock Index during the period and (ii) the value, computed consistently with the Stock Index, of cash distributions having an ex-dividend date occurring within the period made by companies whose securities comprise the Stock Index. The "investment record" of the Bond Index for the period, expressed as a percentage of the Bond Index level at the beginning of such period shall be the sum of (i) the change in the level of the Bond Index during the period and (ii) the value of the interest accrued or paid on the bonds included in the Bond Index, assuming the reinvestment of such interest on a monthly basis. Computation of these two components as the Combined Index shall be made on the basis of 35% in the Stock Index and 65% in the Bond Index at the beginning of each quarter.

     During the fiscal years ended December 31, 1994, 1995 and 1996 the investment advisory fees paid by the Fund totaled approximately $4,457,000, $4,349,000 and $3,606,000 respectively. These fees were paid pursuant to the terms of a previous investment advisory agreement, which called for a higher rate of fees.

     The advisory agreement continues in effect until March 31, 1998 and is renewable thereafter, for successive one-year periods, only if such renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of its outstanding voting securities on 60 days' written notice to the Adviser, or (2) by the Adviser upon 90 days' written notice to the Fund.


     The Fund's Board of Directors may, without the approval of shareholders, provide for:

     A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

     B. A change in the terms of an advisory agreement.

     C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.

     Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.


                             PORTFOLIO TRANSACTIONS


     The investment advisory agreement authorizes the Adviser (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund and the other Funds in the Group.

     Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, the Adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

     During the fiscal years ended December 31, 1994, 1995 and 1996 the Fund paid $2,062,311, $1,787,291 and $2,064,421 in brokerage commissions, respectively.

     Some securities considered for investment by the Fund may also be appropriate for other Funds and/or clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other Funds or clients serviced by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several Funds and clients in a manner deemed equitable by the Adviser.

                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of the Vanguard Group, including Vanguard/Wellesley Income Fund, may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND INDEX -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.


MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX -- consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.


LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued fixed-rate, nonconvertible US debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL (20 YEAR) BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high-grade, noncallable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.


COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).


LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

RUSSELL 2000 STOCK INDEX -- consists of the smallest 2,000 stocks within the Russell 3000; a widely-used benchmark for small capitalization common stocks.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

RUSSELL 3000 INDEX -- consists of approximately the 3,000 largest stocks of U.S.-domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded Stocks in the U.S.

               APPENDIX -- DESCRIPTION AND RATINGS OF SECURITIES

I. DESCRIPTION OF BOND RATINGS

     The Fund will invest primarily in investment grade bonds (i.e. those rated at least Baa by Moody's Investors Service, Inc. or those rated BBB by Standard & Poor's Corporation). In the event that a bond held by the Fund is downgraded, the adviser may continue to hold such bond. Excerpts from Moody's Investors Service, Inc. description of its four highest preferred bond ratings:


     Aaa -- judged to be the best quality by all standards; Aa -- together with the Aaa group they comprise what are generally known as high grade bonds;
A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa -- considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     The following are excerpts from Standard & Poor's Corporation description of its four highest stock ratings:


     AAA -- highest grade obligations. Capacity to pay interest and repay principal is extremely strong; AA -- also qualify as high grade obligations, a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree; A -- regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although it is somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment.


     Standard & Poor's applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.

II. FOREIGN INVESTMENTS


     The Fund may invest in the securities (payable in U.S. dollars) of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). Because the Fund invests in such securities, investment in the Fund involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. issuers. Such risks may include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities held, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption or other restrictions by foreign governments which may adversely affect the payment of principal and interest on securities held by the Fund, difficulty in obtaining and enforcing court judgments abroad, the possibility of restrictions on investments in other jurisdictions, reduced levels of government regulation of securities markets in foreign countries, and difficulties in effecting the repatriation of capital invested abroad. The Fund will not purchase any such foreign security if, as a result, more than 20% of the value of the Fund's total assets would be invested in such securities.

                              FINANCIAL STATEMENTS

     The Fund's Financial Statements for the year ended December 31, 1996, including the financial highlights for each of the five fiscal years in the period ended December 31, 1996, appearing in the Vanguard/Wellesley Income Fund 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1996 Annual Report to Shareholders is enclosed with this Statement of Additional Information.